UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 14, 2015, Paramount Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to its prospectus dated December 14, 2015, which was included in its automatic shelf registration statement on Form S-3 (File No. 333-208541) (the “Registration Statement”). The Prospectus Supplement relates to 46,601,137 shares of the Company’s common stock that may be issued from time to time if, and to the extent that, the holders of an equal number of common units of limited partnership interests (“OP Units”) in Paramount Group Operating Partnership LP present such OP Units for redemption, and the Company exercises its right, in its sole and absolute discretion, to issue shares of its common stock in exchange of some or all OP Units presented for redemption.

An opinion of the Company’s counsel, Goodwin Procter LLP, regarding the legality of the shares of common stock covered by the Prospectus Supplement described above is filed as Exhibit 5.1 hereto and is incorporated herein by reference and into the Registration Statement and Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

5.1	Opinion of Goodwin Procter LLP regarding the legality of the securities offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Gage Johnson
Name:	Gage Johnson
Title:	Senior Vice President, General Counsel and Secretary

Date: December 14, 2015